Exhibit 10.5

FIRST AMENDMENT TO

SERENA SOFTWARE, INC.

AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN

STOCK OPTION GRANT NOTICE

(Time and Performance Option)

THIS AMENDMENT (this “Amendment”) is made as of                     , 20    between Serena Software, Inc. (the “Company”) and [                    ] (“Optionholder,” and together with the Company, the “Parties”), to the Stock Option Grant Notice dated as of [                    ], between the Company and Optionholder (the “Grant Notice”). Any capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Grant Notice.

WHEREAS, the Parties entered into the Grant Notice on [                    ]; and

WHEREAS, pursuant to Section 15(e) of the Plan, the Parties desire to amend the Grant Notice as set forth below.

NOW THEREFORE, for good and valid consideration, the sufficiency of which is hereby acknowledged, the Grant Notice is hereby amended as follows:

1.	The first and second sentences of Section IV of the Grant Notice are hereby deleted in their entirety and replaced with the following:

Subject to the Optionholder’s Continuous Service through each applicable vesting date, 1/3rd of the Shares subject to the Option shall be eligible to vest (the “Eligible Shares”) upon the achievement of the applicable EBITA Target for each of fiscal years 2013, 2014 and 2015.

The percentage of the Eligible Shares that shall vest in each of fiscal years 2013, 2014 and 2015 shall be determined in accordance with the table below, subject to linear interpolation for EBITA achievement which falls in between the percentages below; provided, that there shall be no linear interpolation for EBITA achievement that is less than 90%:

EBITA Achievement	Percentage of Eligible Shares that Vest Upon Attainment of Applicable EBITA Target
90%	50%
95%	75%
100%	100%
≥ 105%	150%

2.	In Section IV of the Grant Notice, the EBITA Targets for FY 2013, FY 2014 and FY 2015 are hereby deleted and replaced with the following EBITA Targets for the following fiscal years:

FY 2013	FY 2014	FY 2015
$82,000,000	$83,000,000	$88,000,000

3.	In Section IV of the Grant Notice, the paragraph beginning with the phrase “Notwithstanding the foregoing . . . ” (which is immediately following the definition of “Net Profit (Loss)”) is hereby deleted in its entirety and replaced with the following:

Notwithstanding the foregoing, in the event of a Change in Control or an Initial Public Offering where the price per Share (as determined by the Board in good faith, as adjusted for stock dividends, stock splits, reverse stock splits, reorganizations, reclassifications or similar transactions, in accordance with the Plan) is valued at greater than $3.00 per Share (a “Liquidity Event”) at the time of such Liquidity Event, a percentage of the portion of the Performance Option that is unvested as of immediately prior to the Liquidity Event will automatically vest and become exercisable immediately prior to the occurrence of such Liquidity Event. The percentage that vests shall be determined in accordance with the following schedule, subject to linear interpolation for per Share values which fall between the values set forth below. Any Shares subject to the Performance Option that have not become vested upon the occurrence of the Liquidity Event shall remain subject to the performance-based vesting schedule described above.

Per Share Value	Percentage of the Unvested Portion of the Performance Option that Vests
$3.00	0%
$3.25	33.3%
$3.50	66.7%
$3.75	100%

4.	Except as provided herein, all other terms of the Grant Notice remain in full force and effect.

5.	This Amendment may be executed in two or more counterparts, and by different Parties on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures Follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

SERENA SOFTWARE, INC.

By:
Title:

OPTIONHOLDER

Name:

Spousal Consent (if applicable):

The undersigned spouse of Optionholder has read and hereby approves the terms and conditions of this Amendment and the Option Agreements, as amended. In consideration of the Company granting his or her spouse the Option, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of this Amendment and the Option Agreements, as amended, and, if the undersigned resides in a community property state, further agrees that any community property interest shall be similarly bound.

Signature of Spouse

Date:

[Signature Page to Amendment to Option Grant Notice]